                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 1, 2005
                                                          ---------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                         0-21324             06-1344888
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    (State or other jurisdiction      (Commission         (IRS Employer
    of incorporation)                 File Number)        Identification No.)

                 333 LUDLOW STREET, STAMFORD, CONNECTICUT 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
                                                            ------------

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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective January 1, 2005,  NYFIX,  Inc. (the "Company")  executed the Executive
Agreement  between the Company and Jay  Shaffer,  pursuant to which Mr.  Shaffer became the Company's Executive Vice President - Finance and Administration.  Mr.
Shaffer's  annual base salary is $325,000  and he is receiving a grant of 75,000 options to purchase the Company's  common stock with 25,000  options  vesting on
January 1, 2006,  20,000 on January 1, 2007,  and 15,000 each on January 1, 2008 and  January 1, 2009.  On January 3, 2005,  the Company  issued a press  release regarding its hiring of Mr.  Shaffer.  This press release is attached as Exhibit
99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      EXHIBIT NO.   EXHIBITS
      -----------   --------

      10.1          Executive Agreement effective January 1, 2005 between NYFIX,
                    Inc. and Mr. Jay Shaffer

      99.1          Press release of NYFIX, Inc. dated January 3, 2005

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        NYFIX, INC.

                                        By: /s/ Mark R. Hahn
                                            ----------------------------------
                                            Name: Mark R. Hahn
                                            Title: Chief Financial Officer
Dated: January 5, 2005